UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 3, 2024

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2024, Entergy Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders: 1) elected the 11 directors nominated by the Company’s Board of Directors to serve until the 2025 Annual Meeting of Shareholders and until their successors are elected and qualified; 2) ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024; and 3) approved an advisory resolution to approve named executive officer compensation. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 22, 2024.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 – Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Gina F. Adams	170,777,610	2,501,277	323,592	15,062,400
John H. Black	171,449,254	1,807,101	346,124	15,062,400
John R. Burbank	172,496,771	723,222	382,486	15,062,400
Kirkland H. Donald	172,160,903	1,103,428	338,148	15,062,400
Brian W. Ellis	170,435,230	2,783,493	383,756	15,062,400
Philip L. Frederickson	172,661,434	605,161	335,884	15,062,400
M. Elise Hyland	172,560,879	676,320	365,280	15,062,400
Stuart L. Levenick	149,299,997	23,947,319	355,163	15,062,400
Blanche L. Lincoln	168,620,966	4,667,111	314,402	15,062,400
Andrew S. Marsh	166,189,953	7,069,634	342,892	15,062,400
Karen A. Puckett	170,511,022	2,733,700	357,757	15,062,400

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants for 2024

Voted For	Voted Against	Abstentions
177,414,856	11,022,635	227,388

Proposal 3 –    Advisory Vote on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
165,636,129	7,383,718	582,632	15,062,400

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 7, 2024